Exhibit 10.22

          AMENDMENT NO. 3 dated as of February 5, 2001 to the Credit Agreement dated as of October 12, 1999 (as amended by Amendment No. 1 dated as of September 27, 2000 and Amendment No. 2 and Waiver dated as of December 7, 2000, the "Credit Agreement") among Consolidated Freightways Corporation of Delaware, a Delaware corporation (the "Borrower"), ABN AMRO Bank N.V. as administrative agent (the "Administrative Agent"), and the Lender Parties party to the Credit Agreement. Capitalized terms not otherwise defined in this Amendment No. 3 have the same meanings as specified therefor in the Credit Agreement.

                          Preliminary Statements

          (1) Parent purposes to guarantee certain obligations of its subsidiary CF AirFrieght Corporation, or its subsidiary Redwood Systems, Inc., or the subsidiaries of Redwood Systems, Inc.

          (2) The Credit Agreement permits Parent to guarantee obligations of Loan Parties.

          (3) The Borrower has requested that the Lender Parties agree to amend the definition of "Guarantor" as provided herein in order to make Redwood Systems, Inc. and its subsidiaries Loan Parties.

          (4) The Lender Parties have indicated their willingness to agree to the amendment described above on the terms and subject to the satisfaction of the conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein the parties hereto hereby agree as follows:

          SECTION 1. Amendment of the Credit Agreement. The definition of "Guarantor" in Section 1.01 of the Credit Agreement is amended in its entirety as follows:

          " `Guarantor' means (i) the Parent, (ii) each Subsidiary of the Borrower incorporated in any jurisdiction within the United States of America now existing or hereafter acquired or created and in each case having assets with a book value in excess of $10,000,000 or annual revenues in excess of $10,000,000, (iii) CF AirFreight Corporation, (iv) Redwood Systems, Inc., (v) Redwood Systems Logistics de Mexico, S.A. de C.V., and (vi) Redwood Systems Services de Mexico, S.A. de C.V.".

          SECTION 2. Conditions Precedent to the Effectiveness of this Amendment No. 3. This Amendment No. 3 shall become effective when and if the following conditions precedent have been satisfied:

          (a) The Administrative Agent shall have received counterparts of this Amendment No. 3 executed by the Borrower and the Required Lenders and the Consent annexed hereto executed by the Guarantors; and

          (b) The Borrower shall have paid all accrued fees of the Administrative Agent and the Lender Parties and the accrued fees and expenses of counsel to the Administrative Agent.

          SECTION 3. Reference to and Effect on the Credit Agreement. (a) On and after the effective date of this Amendment No. 3, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement and each reference in each of the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by this Amendment No. 3.

          (b) The Credit Agreement, as amended by the amendment specifically provided above in Section 1, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment No. 3 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any beneficiary of the Credit Agreement or constitute a waiver of any provision thereof.

          SECTION 4. Costs and Expenses. The Borrower hereby agrees to pay, upon demand, all of the reasonable costs and expenses of the Administrative Agent incurred in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment No. 3 and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith.

          SECTION 5. Execution in Counterparts. This Amendment No. 3 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 3 by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment No. 3.

          SECTION 6. Governing Law. This Amendment No. 3 shall be governed by, and construed in accordance with, the laws of the State of California.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              THE BORROWER

                             CONSOLIDATED FREIGHTWAYS CORPORATION
                             OF DELAWARE
                              By:/s/ Kerry K. Morgan
                              Name: Kerry K. Morgan
                              Title: Vice President and Treasurer


                              THE ADMINISTRATIVE AGENT

                              ABN AMRO BANK N.V.
                              By:/s/David J. Thomas
                              Name: David J Thomas
                              Title: Group Vice President

                              By: /s/Jonathan F. Chiarieri
                              Name: Jonathan F. Chiarieri
                              Title: Officer
                              THE LENDER PARTIES

                              ABN AMRO BANK N.V.,
                             as the Issuing Bank and as a Tranche A
                             Lender
                             By: /s/David J. Thomas
                              Name: David J Thomas
                              Title: Group Vice President


                             By:    /s/Jonathan   F.   Chiarieri
                             Name: Jonathan F. Chiarieri
                             Title: Officer

                              ABN AMRO BANK N.V.,
                             as a Tranche B Lender
                              By: /s/David J. Thomas
                              Name: David J Thomas
                              Title: Group Vice President


                              By:    /s/Jonathan   F.   Chiarieri
                              Name: Jonathan F. Chiarieri
                              Title: Officer


                              BANK ONE, NA (Main Office Chicago),
                              as a Tranche A Lender

                              By: /s/Joanna W. Anderson
                              Name: Joanna W. Anderson
                              Title: Corporate Banking Officer

                              BANK ONE, NA (Main Office Chicago),
                              as a Tranche B Lender



                              By:/s/Joanna W. Anderson
                              Name: Joanna W. Anderson
                              Title: Corporate Banking Officer

                              UNION BANK OF CALIFORNIA, N.A.,
                              as a Tranche B Lender
                              By_________________________________
                              Name:
                              Title:


                              CREDIT AGRICOLE INDOSUEZ,
                              as a Tranche B Lender
                              By____________________________________
                              Name:
                              Title:

                              FIRST UNION NATIONAL BANK,
                              as a Tranche B Lender
                              By:/s/Roy O. Young
                              Name: Roy O. Young
                              Title: Vice President


                              U.S. BANK NATIONAL ASSOCIATION,
                              as a Tranche B Lender

                              By/s/Aaron J. Gordon
                              Name: Aaron J. Gordon
                              Title: Vice President

                              FLEET NATIONAL BANK
                              as a Tranche A Lender
                              By_________________________________
                              Name:
                              Title:

                              FLEET NATIONAL BANK
                              as a Tranche B Lender
                              By_________________________________
                              Name:
                              Title:


                              KEYBANK NATIONAL ASSOCIATION,
                              as a Tranche A Lender
                              By:/s/Cheryl L. Ebner
                              Name: Cheryl L. Ebner
                              Title: Senior Vice President

                              KEYBANK NATIONAL ASSOCIATION,
                              as a Tranche B Lender
                              By:/s/Cheryl L. Ebner
                              Name: Cheryl L. Ebner
                              Title: Senior Vice President


                              PNC BANK, NATIONAL ASSOCIATION,
                              as a Tranche A Lender
                              By:/s/David J. Wheaton
                              Name: David J. Wheaton
                              Title: Vice President

                              PNC BANK, NATIONAL ASSOCIATION,
                              as a Tranche B Lender
                              By:/s/David J. Wheaton
                              Name: David J. Wheaton
                              Title: Vice President


                               CONSENT


                                        Dated as of February 5, 2001


          The undersigned, as an Affiliate (as defined in the Credit Agreement dated as of October 12, 1999 among Consolidated Freightways Corporation of Delaware, the financial institutions party thereto and ABN AMRO Bank N.V. as administrative agent and as amended by Amendment No. 1 dated as of September 27, 2000 and
Amendment No. 2 and Waiver dated as of December 7, 2000) of Consolidated Freightways Corporation of Delaware, a Delaware corporation (the "Borrower"), has executed an Affiliate Guaranty dated as of October 12, 1999, as heretofore amended or otherwise modified (as so amended, the "Guaranty"), pursuant to which the undersigned guarantees all obligations of the Borrower under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement).

          The undersigned, in its capacity as Guarantor under the Guaranty, hereby consents to the foregoing Amendment No. 3 and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment No. 3, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

          Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.

          This Consent shall be governed by, and construed in accordance with, the laws of the State of California.

          IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed by its officers thereunto duly authorized as of the date first above written.

                              CONSOLIDATED FREIGHTWAYS CORPORATION


                             By:/s/Kerry K. Morgan
                             Name: Kerry K. Morgan
                             Title: Vice President and Treasurer



                              AFFILIATE GUARANTY

          This AFFILIATE GUARANTY (as it may be amended, modified or supplemented from time to time, this "Guaranty"), dated as of February 5, 2001, is made by CF AIRFREIGHT CORPORATION, a Delaware corporation, REDWOOD SYSTEMS, INC., a Delaware corporation, REDWOOD SYSTEMS LOGISTICS DE MEXICO, S.A. DE C.V., a Mexico corporation, and REDWOOD SYSTEMS SERVICES DE MEXICO, S.A. DE C.V., a Mexico corporation ( each a "Guarantor" and collectively, the "Guarantors"), in favor of ABN AMRO BANK N.V., a bank organized under the laws of the Netherlands, as agent (in such capacity, the "Administrative Agent"), for the Lender Parties from time to time party to the Credit Agreement (as defined below) (collectively, including the Administrative Agent, the "Lender Parties").

                              RECITALS

          A. Reference is made to that certain Credit Agreement dated as of October 12, 1999 (as amended by Amendment No. 1 dated as of September 27, 2000 and Amendment No. 2 and Waiver dated as of December 7, 2000, the "Credit Agreement") among the Borrower, the Lender Parties and the Administrative Agent. Capitalized terms used herein without definition have the meanings assigned thereto in the Credit Agreement.

          B. Each Guarantor will obtain substantial benefits as a result of the making of Advances pursuant to the Credit Agreement.

                              AGREEMENT

          In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby agrees as follows:

     Section 1.  GUARANTY; LIMITATION OF LIABILITY.

          (a) Each Guarantor hereby unconditionally and irrevocably guarantees to the Lender Parties the prompt payment in full in cash when due, whether at maturity, by optional or mandatory prepayment, upon acceleration, pursuant to a permitted demand, upon commencement of bankruptcy or insolvency proceedings or otherwise (including without limitation, the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Chapter 11 of Title 11 of the United States Code, 11 U.S.C. Section 101, et seq. or any replacement or supplemental federal statute dealing with the bankruptcy of debtors (the "Bankruptcy Code")) absolute or contingent, liquidated or unliquidated, determined or undetermined, of all Obligations (including, without limitation, all costs of enforcement or preservation and protection of any and all collateral securing this Guaranty and of all interest which, but for the commencement of a proceeding under the Bankruptcy Code, would accrue). All payments made by each Guarantor under this Guaranty shall be made without set-off or counterclaim and free and clear of and without deductions for any present or future taxes, fees, withholdings or conditions of any nature ("Taxes"). Each Guarantor shall pay any such Taxes, including Taxes on any amounts so paid, and will promptly furnish the Administrative Agent copies of any tax receipts or such other evidence of payment as any Lender Party may require. Section 2.14 of the Credit Agreement is incorporated herein by reference, mutatis mutandis, and shall apply to all taxes paid by each Guarantor under this Guaranty as if all references to the Borrower were references to each Guarantor and all references to the Agreement were references to this Guaranty.

          (b) The Administrative Agent and each Lender Party hereby confirms that it is the intention of all parties hereto that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of Title II, U.S. Code; the Uniform Fraudulent Conveyance Act; the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to this Guaranty. To effectuate the foregoing intention, the Administrative Agent and each Lender Party hereby irrevocably agrees that the Obligations of each Guarantor under this Guaranty shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the Obligations of such other Guarantor under this Guaranty, result in the Obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance.

     Section 2.  WAIVERS BY THE GUARANTORS.

          Each Guarantor agrees that the Obligations may be extended, renewed, refinanced, altered or otherwise modified from time to time, in whole or in part, without notice to or further assent from any Guarantor, and that each Guarantor will remain bound under this Guaranty notwithstanding any extension, renewal, refinancing, alteration or other modification of the Obligations. Further, to the extent and upon the conditions permitted under the Credit Agreement and without notice to or authorization from any Guarantor and without affecting or impairing any obligations hereunder, the Lender Parties may (a) renew, compromise, extend, increase, accelerate or otherwise change the time or manner for making of advances, provision of other financial accommodations
(including issuances of Letters of Credit), or the payment or performance of all or any portion of the Obligations, (b) increase or reduce the rate of interest or amount of principal payable on the Advances or the Obligations, (c) release, substitute or add any one or more guarantors or endorsers, accept additional or substituted security for payment or performance of the Obligations, or release or subordinate any security therefor, (d) apply any such security and direct the order or manner of sale thereof as the Administrative Agent in its discretion may determine, and (e) resort to each Guarantor for payment or performance of all or any portion of the Obligations, whether or not any Lender Party shall have resorted to any property securing the Obligations or shall have proceeded against the Borrower or any party primarily or secondarily liable for the Obligations.

          Each Guarantor agrees that this Guaranty constitutes a guaranty of payment when due and not of collection only and waives presentation of any instrument, demand for payment, protest, notice of non-payment, promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations, any collateral held as security therefor, or this Guaranty. To the extent permitted by applicable law, the obligations of each Guarantor under this Guaranty shall not be discharged, impaired or otherwise affected by:

          (a) the failure of any Lender Party or any other Person to assert or delay in asserting any claim or demand or to enforce or delay in enforcing any right or remedy against the Borrower or any other surety or guarantor under the provisions of the Credit Agreement or any other Loan Document or any other agreement or otherwise;

          (b) any direction of application of payment by the Borrower or any other Person or any extension or renewal of any provision of the Credit Agreement, any other Loan Document or any other instrument or agreement executed pursuant to the Credit Agreement;

          (c) any rescission, waiver, amendment or modification of any of the terms or provisions of, or the release or discharge of any party to, the Credit Agreement, any other Loan Document or any other instrument or agreement executed in connection therewith;

          (d) the taking and holding of security or collateral for the payment of the Obligations or the failure to take or perfect any security interest in, or to take any actions with respect to, or the sale (whether or not in a commercially reasonable manner), exchange, release or discharge of, or the acceptance of an assignment or deed in lieu of foreclosure with respect to, any of the security held by the Administrative Agent or any other Lender Party or any other Person for the Obligations, including, without limitation, any right to require the Lender Party to proceed against or exhaust its recourse against the Borrower or any security or collateral held by the Lender Party at any time or to pursue any other remedy in its power before being entitled to payment from or performance by each Guarantor of the Obligations or before proceeding against any Guarantor;

          (e) any bankruptcy, insolvency, reorganization, arrangement, adjustment, composition, liquidation or the like of the Borrower or any other surety or guarantor or any actions taken therein, including, without limitation (i) any Lender Party's election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111 (b)(2) of the Bankruptcy Code, (ii) any borrowing or grant of a security interest by the Borrower or any other surety or guarantor as debtor-in-possession under Section 364 of the Bankruptcy Code, or (iii) the failure by any Lender Party to file a proof of claim for the repayment of any of the Obligations or the disallowance of any such claim;

          (f) any circumstance (including, without limitation, the running of any statute of limitations), act, omission or delay which may or might in any manner or to any extent vary the risk of each Guarantor or which may constitute a defense available to, or a discharge of, the Borrower, each Guarantor or any other surety or guarantor or which might otherwise diminish or impair any of the obligations of any Guarantor or give any Guarantor, or any other Person any recourse against the Obligations;

          (g) any release or limitation on the liability of anyone who may be liable in any manner for the payment of any amounts owed by each Guarantor, the Borrower or any other surety or guarantor to any Lender Party;

          (h) any modification or termination of the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of any Guarantor, the Borrower or any other surety or guarantor are subordinated to the claims of the Lender Parties;

          (i) any merger or consolidation of the Borrower into or with any other Person, or any sale, lease or transfer of any or all of the assets of the Borrower;

          (j) any incapacity or lack of authority of the Borrower, any Guarantor, any other surety or guarantor or any other Person;

          (k) the revocation or repudiation hereof by each Guarantor or the revocation or repudiation of any of the other Loan Documents by the Borrower, any other surety or guarantor or any other Person; or

          (l) the absence of any notice to, consent of, or knowledge by, each Guarantor of any of the matters or events set forth in the foregoing subparagraphs (a) through (k).

          To the extent permitted by applicable law, the obligations of each Guarantor under this Guaranty shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the payment in full of all of the Obligations (other than Surviving Indemnities)), including, without limitation, any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, or unenforceability of any of the Obligations, the Credit Agreement or of any of the other Loan Documents, discharge of the Borrower or any other surety or guarantor from any of the Obligations in a bankruptcy or similar proceeding.

          In furtherance of the foregoing, and as provided in Civil Code Section 2856, each Guarantor waives all rights and defenses that each Guarantor may have by reason of the Obligations being or becoming secured by real property. This means, among other things:
(1) the Lender Parties may collect from each Guarantor without first foreclosing on any real or personal property collateral pledged by the Borrower; (2) the amount of the Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and
(3) the Lender Parties may collect from each Guarantor even if the Lender Parties, by foreclosing on the real property collateral, have destroyed any right any Guarantor may have to collect from the Borrower. This is an unconditional and irrevocable waiver of any rights and defenses each Guarantor may have because the Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure. Each Guarantor waives all rights and defenses arising out of an election of remedies by the Lender Parties, even though that election of remedies, such as nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed each Guarantor's rights of subrogation and reimbursement against the Borrower by the operation of Section 580d of the Code of Civil Procedure or otherwise.

     Section 3.  ENFORCEMENT OF GUARANTY.

          In no event shall the Administrative Agent or any other Lender Party have any obligation (although, to the extent provided in the Loan Documents, it is entitled, at its option) to proceed against the Borrower, any other surety or guarantor or any other Person or any real or personal property pledged to secure the Obligations before seeking satisfaction from each Guarantor, and the Administrative Agent may proceed, prior to subsequent to, or simultaneously with, the enforcement of the Administrative Agent's rights hereunder, to exercise any right or remedy (including any rights of setoff) which it may have against any property, real or personal, as a result of any lien it may have as security for all or any portion of the Obligations.

          In addition, each Guarantor waives, and agrees that it shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshalling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by the Guarantor of its obligations under, or the enforcement by the Administrative Agent of, this Guaranty. Each Guarantor hereby waives any requirement on the part of the Administrative Agent to mitigate the damages resulting from any default under the Credit Agreement or any of the other Loan Documents. Each Guarantor hereby waives any rights or defenses based upon any rights or defenses of the Borrower or any other surety or guarantor to the Obligations, or any of them (including without limitation any failure of value of consideration, any statute of limitations, accord and satisfaction, and the insolvency of the Borrower or any other surety or guarantor); it being intended that each Guarantor shall remain primarily liable, to the extent set forth herein, until the full performance of all the Obligations notwithstanding any act, omission or thing which might otherwise operate as a legal or equitable discharge of each Guarantor, the Borrower or any other surety or guarantor and notwithstanding any circumstance whatsoever affecting or preventing recovery by the Administrative Agent or any other Lender Party from the Borrower or any other surety or guarantor which, but for this provisions, might operate to exonerate or discharge each Guarantor from its obligations under this Guaranty.

     Section 4.  REINSTATEMENT.

          This Guaranty shall remain in full force and effect and continue to be effective in the event any petition is filed by or against the Borrower, any Guarantor or any other surety or guarantor for any bankruptcy, insolvency, liquidation or reorganization, in the event the Borrower, any Guarantor or any other surety or guarantor becomes insolvent or makes an assignment for the benefit of creditors or in the event a receiver or trustee is appointed for all or any significant part of the assets of the Borrower, any Guarantor or any other surety or guarantor or any such Person becomes subject to a proceeding under the Bankruptcy Code, and shall continue to be effective or be reinstated, as the case may be, if at any time, or from time to time, payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the Administrative Agent, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned as set forth above, the Obligations shall be reinstated only by such amount rescinded, reduced, restored or returned.

          So long as any Obligation shall remain outstanding, no Guarantor shall, without the prior written consent of the Administrative Agent, commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency proceeding of or against the Borrower or any other surety or guarantor.

          Each   Guarantor   acknowledges  and   agrees   that   the
Obligations include interest on the Obligations at the applicable rate therefor under the Loan Documents which accrues after the commencement of any proceeding, voluntary or involuntary, involving
the    bankruptcy,    insolvency,   receivership,    reorganization,
liquidation or arrangement of the Borrower or any other surety or guarantor (or, if interest on any part of the Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such Obligations including the interest which would have accrued on such portion of the Obligations if said proceedings had not been commenced), since it is the intention of the parties that the amount of the Obligations which is guaranteed by each Guarantor pursuant to this Guaranty should be determined without regard to any rule of law or order which may relieve the Borrower or any other
surety  or  guarantor  of  any portion  of  the  Obligations.   Each
Guarantor will permit any trustee in bankruptcy, receiver, debtor-in-possession, assignee for the benefit of creditors or similar person to pay the Administrative Agent, or allow the claim of the Administrative Agent or any other Lender Party in respect of, interest which would have accrued after the date on which such proceeding is commenced.

     Section 5.  CLAIMS IN BANKRUPTCY

          Each Guarantor will file all claims against the Borrower or any other surety or guarantor in any bankruptcy or other proceeding in which the filing of claims is required or permitted by law upon any indebtedness of the Borrower or such surety or guarantor to any Guarantor or claim against the Borrower or such surety or guarantor by each Guarantor and will assign to the Administrative Agent all rights of each Guarantor thereunder. If any Guarantor does not file any such claim at least 30 days prior to any applicable claims bar date, the Administrative Agent, as attorney-in-fact for each Guarantor, is hereby irrevocably authorized to do so in the name of each Guarantor or, in the Administrative Agent's discretion, to assign the claim and to cause a proof of claim to be filed in the name of the Administrative Agent's nominee. The Administrative Agent or its nominee shall have the sole right, but not obligation, to accept or reject any plan proposed in such proceeding and to cast any votes and to take any other action with respect to all claims which any Guarantor may have against the Borrower or any other surety or guarantor. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay claims shall pay to the Administrative Agent the full amount payable on each Guarantor's claims, and, to the full extent necessary for that purpose, each Guarantor hereby assigns to the Administrative Agent all of the Guarantor's rights to any such payments or distributions to which each Guarantor would otherwise be entitled; provided, however, that each Guarantor's obligations hereunder shall not be satisfied except to the extent that the Administrative Agent receives cash by reason of any such payment or distribution. If the Administrative Agent receives anything hereunder other than cash, the same shall be held as collateral for amounts due under this Guaranty.

     Section 6.  WAIVER OF SUBROGATION AND INDEMNITY.

          Each Guarantor expressly waives, at all times, prior to the full, final and indefeasible payment in cash of the Obligations (other than Surviving Indemnities), any and all rights of subrogation, reimbursement, indemnity, exoneration or any other claim which any Guarantor may now or hereafter have against Borrower, any other surety or guarantor or any other Person directly or contingently liable for the payment or performance of the Obligations (including, without limitation, property collateralizing the Obligations), arising from the existence or performance of the Guaranty.

     Section 7.  COVENANTS.

          Each Guarantor covenants and agrees that, so long as any part of the Obligations shall remain unpaid, each Guarantor will comply with all requirements that each Guarantor or the Borrower or any other surety or guarantor shall have it perform in connection with the obligations of each Guarantor, the Borrower or any other surety or guarantor under the Credit Agreement or the other Loan Documents. Each Guarantor also covenants and agrees that it will, from time to time, at its expense, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any collateral for the Obligations or to carry out the provisions and purposes hereof.

     Section 8.  CONTINUING GUARANTY, SUCCESSORS AND ASSIGNS.

          This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until payment in full of the Obligations and all other amounts payable under this Guaranty and the cancellation or termination of the Commitments or the Credit Agreement, (b) be binding upon each Guarantor, their successors and assigns, and (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent, the other Lender Parties and their respective successors, transferees and assigns.

     Section 9.  SUBORDINATION.

          Without limiting the rights of the Lender Parties under any other agreement, any indebtedness (including interest accruing at the agreed-to rate after the commencement of any bankruptcy, reorganization or similar proceeding) that may be now or hereafter extended by any Guarantor to or for the account of the Borrower or any other surety or guarantor, or in respect of which the Borrower or any other surety or guarantor may be liable to each Guarantor (including statutory rights of subrogation, in any capacity) is hereby subordinated to all obligations of the Borrower or any other surety or guarantor to any Lender Party; and such indebtedness of the Borrower, or any other surety or guarantor, if any Lender Party so requests after the occurrence and during the continuation of any Event of Default, shall be collected, enforced and received by each Guarantor as trustee for the Lender Parties and be paid over to the Administrative Agent on account of the Obligations but without reducing or affecting in any manner the liability of the any Guarantor under the other provisions of this Guaranty.

     Section 10.  CONDITION OF THE BORROWER.

          Each Guarantor is fully aware of the financial condition of the Borrower and the other Guarantors and is executing and delivering this Guaranty based solely upon each Guarantor's own independent investigation of all matters pertinent hereto and is not relying in any manner upon any representation or statement of the Administrative Agent or any other Lender Party. Each Guarantor, with the assistance of counsel, has participated in the negotiation of the Credit Agreement and all of the other Loan Documents, has entered into the Credit Agreement as one of the Loan Parties, and is knowledgeable about the obligations of the Borrower and the other sureties and guarantors thereunder. Each Guarantor represents and warrants that such Guarantor is in a position to obtain, and each Guarantor hereby assumes full responsibility for obtaining, any additional information concerning the financial condition of the Borrower and the other sureties and guarantors and any other matter pertinent hereto as each Guarantor may desire, and each Guarantor is not relying upon or expecting the Administrative Agent or any other Lender Party to furnish to each Guarantor any information now or hereafter in their possession concerning the same or any other matter. By executing this Guaranty, each Guarantor knowingly accepts the full range of risks encompassed within a contract of this type, which risks each Guarantor acknowledges. Each Guarantor shall have no right to require the Administrative Agent or any other Lender Party to obtain or disclose any information with respect to the Obligations, the financial condition or character of the Borrower or any other surety or guarantor or the Borrower's ability to perform the Obligations, the existence of any collateral or security for any or all of the Obligations, any action or non-action on the party of the Administrative Agent or any other Lender Party, the Borrower, any other surety or guarantor or any other Person, or any other matter, fact or occurrence whatsoever.

     Section 11.  INDEMNITY AND EXPENSES.

          (a) Each Guarantor agrees to protect, indemnify and hold harmless the Administrative Agent, each other Lender Party and their respective officers, directors, employees, counsel, agents and attorneys-in-fact from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, demands, investigations, proceedings, suits, claims, costs, charges, expenses and disbursements of any kind or nature whatsoever, relating to or arising from this Guaranty (including, without limitation, enforcement of this Guaranty), in the manner and on the terms set forth in Section 8.04(c) of the Credit Agreement. This
Section 11 shall in no event limit, expand or otherwise modify the indemnification provided in the Credit Agreement or any of the other Loan Documents.

          (b) In addition to the provisions of Section 8.04 of the Credit Agreement, each Guarantor will, within three (3) Business Days after demand, pay to the Administrative Agent, for the benefit of the Lender Parties, the amount of any and all expenses, including reasonable Attorney Costs and other reasonable attorneys' fees and costs, fees, expenses and disbursements of any experts and agents that the Lender Parties incur, whether in their capacity as Lender, or Administrative Agent or in their individual capacities, after the occurrence of an Event of Default in connection with (i) the administration of this Guaranty, including, without limitation, the preparation of any amendment, modification or waiver hereof, (ii) the exercise or enforcement of any of the rights of the Administrative Agent hereunder, (iii) the failure by any Guarantor to perform or observe any of the provisions hereof, (iv) any refinancing or restructuring of the credit arrangements provided under the Credit Agreement in the nature of a "work-out" or in any insolvency or bankruptcy proceeding, or (v) any action taken by the Administrative Agent hereunder.

     Section 12.  THE AGENT.

          The Administrative Agent, on behalf of the Lender Parties, shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release or substitution of Collateral and any collateral for each Guarantor's obligations under this Guaranty (the "Guarantor Collateral")) in accordance with the terms of this Guaranty and the Credit Agreement; provided that, in the event of a conflict between the provisions of such agreements, the Credit Agreement shall control to the extent it resolves such conflict. The Administrative Agent may resign and a successor to the Administrative Agent may be appointed in the manner provided in the Credit Agreement. Upon the acceptance of any appointment as a Administrative Agent by a successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent under this Guaranty, and the retiring Administrative Agent shall thereupon be discharged from its duties and obligations under this Guaranty and shall deliver any Guarantor Collateral in its possession to the successor Administrative Agent. After any retiring Administrative Agent's resignation, the provisions of this Guaranty shall inure to its benefit as to any actions taken or omitted to be taken by it under this Guaranty while it was the Administrative Agent.

     Section 13.  AMENDMENTS, ETC.

          No amendment or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and any consents or approvals required under the Credit Agreement shall have been obtained, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 14.  ADDRESS FOR NOTICES.

          All notices and other communications provided for hereunder shall be in writing and sent or delivered to each Guarantor or the Administrative Agent, as the case may be, in the manner set forth in the Credit Agreement and to the address set forth on the signature pages of the Credit Agreement.

     Section 15.  LIMITATION OF LIABILITY.

          No claim may be made by any Guarantor or any other Person against the Administrative Agent or any other Lender Party or the affiliates, directors, officers, employees, attorneys or agents of any of them for any special, indirect, consequential or punitive damages in respect of any claims for breach of contract or any other theory of liability arising out of related to the transactions contemplated by this Guaranty, or any act, omission or event occurring in connection therewith; and each Guarantor hereby waives, releases and agrees not to sue upon any claims for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

     Section 16.  REMEDIES CUMULATIVE.

          The amount and/or extent of liability of each Guarantor, and all rights, powers and remedies of the Administrative Agent hereunder, under the Credit Agreement or any other Loan Document or under any other agreement now or at any time hereafter in force between Administrative Agent and each Guarantor (whether relating to the Obligations or otherwise) or now or hereafter existing at law or in equity or by statute or otherwise, shall be cumulative and concurrent and not alternative and such rights, powers and remedies shall be in addition to every other such right, power or remedy.

     Section 17.  SEVERABILITY.

          The provisions of this Guaranty are intended to be severable. If for any reason any provision of this Guaranty shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

     Section 18.  NO WAIVER.

          No failure on the party of the Administrative Agent or any other Lender Party to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

     Section 19.  HEADINGS.

          Section and other headings in this Guaranty are for convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

          Section 20.  GOVERNING LAW.

          THIS GUARANTY SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE.





          IN   WITNESS  WHEREOF,  each  Guarantor  has  caused  this
Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                              REDWOOD SYSTEMS, INC., a
                              Delaware corporation

                              By:  /s/Robert E. Wrightson
                              Name:     Robert E. Wrightson
                              Title:    Executive Vice President and
                                         CFO


                              REDWOOD SYSTEMS LOGISTICS DE MEXICO,
                              S.A. DE C.V., a Mexico corporation

                              By:  /s/Robert E. Wrightson
                              Name:     Robert E. Wrightson
                              Title:    Executive Vice President and
                                           CFO


                              REDWOOD SYSTEMS SERVICES DE MEXICO,
                              S.A. DE C.V., a Mexico corporation

                              By:  /s/Robert E. Wrightson
                              Name:     Robert E. Wrightson
                              Title:    Executive Vice President and
                                         CFO


                              CF AIRFREIGHT CORPORATION, a Delaware
                                 Corporation

                              By:  /s/Kerry K. Morgan
                              Name:     Kerry K. Morgan
                              Title:    Vice President and Treasurer